UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 9, 2007

BSML, Inc.

(Exact name of registrant as specified in its charter)

Utah	1-11064	87-0410364

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

460 North Wiget Lane Walnut Creek, California		94598

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 941-6260

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On April 9, 2007, Phillip Powell resigned as the Chief Marketing Officer of BSML, Inc. (the “Company”).

Item 8.01	Other Information

          The Company has become aware that there were certain errors in Note 16 to the audited financial statements filed with the Company’s Annual Report on Form 10-K for the year ended December 30, 2006.  We believe, pending more in-depth review and investigation, that these errors consisted of incorrect allocation of 2006 revenues across the four quarters of 2006.  Also, the Company is evaluating the financial information presented on a quarterly basis for the fiscal year ended December 31, 2005.  The Company is reviewing those items and related disclosures, and intends to file an amendment to the annual report to correct the errors.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2007
BSML, Inc.

	By:	/s/ Richard DeYoung

Richard DeYoung
Chief Financial Officer